Exhibit 10.1

AURUM, INC

2010 EQUITY INCENTIVE PLAN

Board of Directors Approval:  May 18, 2010

1.            Purposes of the Plan. The purposes of the 2010 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee.

2.            Definitions. As used herein, and in any Option granted hereunder, the following definitions shall apply:

(a)          "Affiliate" shall mean any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(b)          "Board" shall mean the Board of Directors of the Company.

(c)          “Change of Control” means and shall be deemed to have occurred if:

(i)  any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company;

(ii)  a majority of the members of the board of directors of the Company is replaced during any 18-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors prior to the date of appointment or election;

(iii)  Joseph I. Gutnick is removed as the chief executive officer of the Company for reasons other than (A) Mr. Gutnick’s conviction of a felony or the determination by the Board that Mr. Gutnick has continued to engage in acts of gross misconduct involving the Company after written notice thereof and an opportunity to cure or (B) Mr. Gutnick’s death or permanent disability;

(iv)  one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group), assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For purposes of the preceding clause (iv), there is no acquisition of assets if the assets are transferred to:

(A)  a shareholder of the Company in exchange for or with respect to its stock; or

(B)  an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company; or

(v)  the stockholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation or other entity pursuant to which the stockholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation or other entity that survives and is a publicly owned corporation or other entity and not a subsidiary of another corporation or other entity, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company

(d)           "Code" shall mean the Internal Revenue Code of 1986, as amended.

(e)           "Common Stock" shall mean the Common Stock of the Company.

(f)            "Company" shall mean Aurum, Inc, a Delaware corporation, or any successor thereto.

(g)           "Committee" shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

(h)           "Consultant" shall mean any consultant, independent contractor or other person who provides significant services to the Company or any Subsidiary, but who is neither an Employee nor a Director.

(i)            "Director" shall mean a member of the Board of Directors of the Company.

(j)            "Employee" shall mean any person, including officers (whether or not they are directors), employed by the Company or any Affiliate.

(k)           "Fair Market Value" shall mean the price for the Shares determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.  Unless otherwise determined by the Committee, the Fair Market Value of a share of Common Stock as of any date is the last sale price of the Common Stock on the trading day prior to such date or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices of the Common Stock on such day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the high per share bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or if not so available, the fair market value of the Common Stock as determined in good faith by the Company’s Board of Directors.

(l)            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(m)          "Incentive Stock Option" shall mean any option granted under this Plan and any other option granted to an Employee in accordance with the provisions of Section 422 of the Code, and the regulations promulgated thereunder.

(n)           "Nonstatutory Stock Option" shall mean an Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.

(o)           "Option" shall mean a stock option granted pursuant to the Plan.

(p)           "Option Agreement" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

(q)           "Optioned Shares" shall mean the Common Stock subject to an Option.

(r)            "Optionee" shall mean an Employee, Director or Consultant who receives an Option.

(s)            "Plan" shall mean this 2010 Equity Incentive Plan.

(t)            "Securities Act" shall mean the Securities Act of 1933, as amended.

(u)           "Share" shall mean a share of the Common Stock subject to an Option, as adjusted in accordance with Section 12 of the Plan.

(v)           "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(w)           "Termination of Service" shall mean (a) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between the Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of a non-employee Director, a cessation of the Director's service on the Board for any reason, including, but not by way of limitation, a termination by resignation, death, disability, retirement or non-reelection to the Board.

3.              Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 10% of the issued and outstanding shares (on a fully diluted basis) and the maximum aggregate number of Shares that may be issued upon exercise of Incentive Stock Options is 20,000,000. The Shares may be authorized but unissued or reacquired shares of Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall, unless the Plan shall have been terminated, became available for other Option grants under the Plan. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan and the number, class, and price of Shares subject to outstanding Options in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Options. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not be available for future grant under the Plan; provided, that if unvested Shares of Common Stock are repurchased by the Company at their original purchase price, and the original Shares purchaser did not receive any benefits of ownership of those Shares (other than voting rights), then those Shares shall become available for future grant under the Plan.

4.              Administration of the Plan.

(a)            Procedure. The Plan shall be administered by the Board. The Board may appoint the Remuneration Committee or another Committee of the Board of the Company to administer the Plan, subject to such terms and conditions as the Board may prescribe, once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan.

Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

The Committee shall meet at such times and places and upon such notice as the Chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote.

Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

(b)            Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the Fair Market Value of the Common Stock; (ii) to determine the exercise price of options to be granted, the Employees, Directors and Consultants to whom and the time or times at which options shall be granted, and the number of shares to be represented by each option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) defer an exercise date of any Option (with the consent of the Optionee), subject to the provisions of Section 9(a) of the Plan; (viii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c)            Acceleration of Vesting. Notwithstanding the vesting period set out in an offer of options to an Optionee, in the case of a Change of Control all Options then outstanding will immediately vest for the purpose of such transaction.

(d)            Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionees, any other holder of an Option or other equity security of the Company and all other persons.

5.               Eligibility.

(a)            Persons Eligible for Options. Options under the Plan may be granted only to Employees, Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. Incentive Stock Options may be granted only to Employees. An Employee who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options.  However, the aggregate Fair Market Value of the Shares subject to one or more Incentive Stock Options grants that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Subsidiaries) shall not exceed $100,000 (determined as of the grant date). Any options granted that exceed the foregoing limitation shall be deemed to be Nonstatutory Stock Options.

(b)            No Right to Continuing Employment. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company or any Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or any Subsidiary) to terminate such employment or service at any time.

(c)            Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its subsidiaries operate or have Employees, Directors or Consultants, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which subsidiaries shall be covered by the Plan; (ii) determine which Employees, Directors or Consultants outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Option granted to Employees,  Directors or Consultants outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this subplan as appendices); provided, however, that no such subplans and/or modifications shall increase the number of  Shares reserved for issuance under the Plan ; and (v) take any action, before or after an Option is granted, that it deems advisable to obtain approval or comply with any applicable foreign laws. If the terms of any Option Agreement delivered to a foreign Optionee conflict with the terms of this Plan, the terms of such Option Agreement will control.

6.            Term of Plan. The Plan shall become effective upon its adoption by the Board or its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 17 hereof), whichever is earlier. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

7.            Term of Option. Unless the Committee determines otherwise, the term of each Option granted under the Plan shall be ten (10) years from the date of grant. The term of the Option shall be set forth in the Option Agreement. No Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; provided that, no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 425(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliates shall be exercisable after the expiration of five (5) years from the date such Option is granted.

8.              Exercise Price and Consideration.

(a)           Exercise Price. Except as provided in subsection (b) below, the exercise price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than: the Fair Market Value of such Shares on the date the Option is granted; provided that, in the case of any Optionee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate of the Company, the exercise price shall be not less than one hundred and ten percent (110%) of Fair Market Value of such Shares on the date the Option is granted.

(b)           Ten Percent Stockholders. No Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, unless the exercise price for the Shares to be issued pursuant to such Option is at least equal to one hundred and ten percent (110%) of the Fair Market Value of such Shares on the grant date.

(c)           Consideration. The consideration to be paid for the Optioned Shares shall be payment in cash or by check unless payment in some other manner, including by promissory note, other shares of the Company's Common Stock or such other consideration and method of payment for the issuance of Optioned Shares as is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

9.              Exercise of Option.

(a)           Vesting Period. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Options granted under the Plan shall vest at a rate of at least twenty percent (20%) per year.

(b)           Exercise Procedures. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option agreement evidencing the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company.

An Option may not be exercised for fractional shares. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 12 of the Plan. The exercise of an Option by any person subject to short-swing trading liability under Section 16(b) of the Exchange Act shall be subject to compliance with all applicable requirements of Rule 16(b) promulgated under the Exchange Act.

(c)            Death of Optionee. In the event of the death during the Option period of an Optionee who is at the time of his death, or was within the ninety (90)-day period immediately prior thereto, an Employee or Director, the Option may be exercised, at any time within one (1) year following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent such Option was exercisable at the time of the Optionee's death  and subject to the condition that no option shall be exercised after the expiration of the Option period.

(d)           Disability of Optionee. In the event of the disability during the Option period of an Optionee who is at the time of such disability, or was within the ninety (90)-day period prior thereto, an Employee or Director, the Option may be exercised at any time within one (1) year following the date of disability, but only to the extent such Option was exercisable at the time of the termination of Optionee's status as an Employee or Director or the date on which Optionee first becomes disabled, whichever comes first, subject to the condition that no option shall be exercised after the expiration of the Option period.

(e)            Termination of Status as an Employee, Director or Consultant. If an Optionee shall cease to be an Employee or Director for any reason other than disability or death, or if an Optionee shall cease to be Consultant for any reason, the Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Committee, but no greater than ninety (90) days in the case of an Incentive Stock Option) after such Optionee's Termination of Service, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination, subject to the condition that no option shall be exercisable after the expiration of the Option period.

(f)            Exercise of Option with Stock. An Optionee who wishes to exercise his Option may do so by either delivering:

(i)            a written notice to the Company in the form set out in the attachment to these plan rules specifying the number of Optioned Shares being acquired pursuant to the Option and cash or a certified cheque payable to the Company for the aggregate Exercise Price for the Optioned Shares being acquired; or

(ii)           a written notice to the Company in the form set out in the attachment to these plan rules specifying the cashless exercise of the number of Options set out in the written notice.  Such presentation shall be deemed a waiver of the Optionee 's obligation to pay the Exercise Price, or the proportionate part thereof if the Options are exercised in part.  In the event of a Cashless Exercise, the Optionee shall exchange its Options for that number of Optioned Shares subject to such cashless exercise multiplied by a fraction, the numerator of which shall be the difference between the then Current Market Price per share of common stock and the per share Exercise Price, and the denominator of which shall be the then Current Market Price per share of the common stock.  For purposes of any computation hereunder, the then Current Market Price shall be calculated on the date of the written notice.

The then “Current Market Price” per share (the "Current Market Price") as of any date shall be deemed to mean (i) if the Common Stock is traded in the over-the-counter market or on the Nasdaq Stock Market, the closing sale price of the Common Stock, as reported by Nasdaq or an equivalent generally accepted reporting service, or (ii) if the Common Stock is traded on a national securities exchange, the closing sales price of the Common Stock as reported by the principal stock exchange on which it is listed, or (iii) if the Common Stock is not so listed or traded, the fair market value of the Common Stock as determined in good faith by the board of directors of the Company.  The term “closing sale price” shall mean the last sale price on the day in question as reported by Nasdaq or an equivalent generally accepted reporting services or (as the case may be) as reported by the principal stock exchange in which the Common Stock is listed, or if not so reported, as reasonably determined in good faith by the board of directors of the Company.

(g)           Any shares delivered or withheld in accordance with this provision shall not again become available for purposes of the Plan and for Options subsequently granted thereunder.

(h)           Withholding Requirements. Prior to the delivery of any Shares, the Company shall have the power and the right to deduct or withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Optionee's FICA obligation) required to be withheld.

(i)            Withholding Arrangements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit an Optionee to satisfy such tax withholding obligation, in whole or in part by (a) electing to have the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld. The amount of the withholding requirement shall be deemed to include any amount which the Committee agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Optionee with respect to the Option on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

10.            Non-Transferability of Shares. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

11.            Limited Transferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution. All rights with respect to an Option granted to an Optionee shall be available during his or her lifetime only to the Optionee.

12.            Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Optioned Shares covered by each outstanding Option, and the per share exercise price of each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

 The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

 Unless otherwise determined by the Committee, upon the dissolution or liquidation of the Company, or upon the sale of substantially all of the assets of the Company, or upon any merger or consolidation of the Company if the Company is not the surviving corporation, the Options granted under the Plan shall terminate and thereupon become null and void. Each Optionee shall be given not less than ten (10) days notice of such event and the opportunity to exercise each outstanding option before such event is effected.

13.            Time of Granting Options. Unless otherwise specified by the Committee, the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination granting such option. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

14.            Amendment and Termination of the Plan. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.  However, except as provided in Section 12 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Exchange Act Rule 16b-3 or any Nasdaq or securities exchange listing requirements. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

15.            Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

16.            Reservation of Shares. During the term of this Plan the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

17.            Effective Date of Plan. This Plan shall become effective when adopted by the Company's Board of Directors and shall be submitted to the Company's stockholders for approval.

18.            Indemnification. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Option, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

19.            Cancellation of Options For Improper Acts of Optionee. If, at any time during the course of an Optionee's service to the Company or any Affiliates or within six months after termination of Continuous Service (the "Forfeiture Period"), an Optionee engages in any activity in competition with any business activity of the Company of any Affiliates, or inimical, contrary or harmful to the interests of the Company or any Affiliates, including, but not limited to:

(a)            termination of the Optionee's employment for cause or conduct related to the Optionee’s employment for which either criminal or civil penalties may be sought, or commission by Optionee of acts of gross negligence or gross misconduct in the performance of his duties for the Company, as determined by the Company’s chief executive officer,

(b)            violation of the policies of the Company or any Affiliates, including, without limitation, personnel and insider trading policies,

(c)            accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company or any Affiliates,

(d)            employing or recruiting any present, former or future employee of the Company or any of its Affiliates,

(e)            disclosing or misusing any confidential information or material concerning the Company or any Affiliates, or

(f)             participating in a hostile takeover attempt, tender offer or proxy contest involving the Company or any Affiliates,

then (1) all Options shall terminate and be forfeited effective the date on which the Optionee enters into such activity, unless terminated or forfeited sooner by operation of another term of condition of the Plan or an Agreement or by operation of law, and (2) any gain realized by an Optionee from the sale of any security acquired under any Option during the Forfeiture Period shall be paid by the Optionee to the Company.